UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2020

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2020, the Board of Directors (the “Board”) of Full House Resorts, Inc. (the “Company”) increased the size of the Board to nine and appointed Michael A. Hartmeier as a member of the Board, effective immediately, to serve until the Company’s 2021 annual meeting of stockholders.  The Board has not yet determined the committees of the Board on which Mr. Hartmeier will serve.

The Board determined that Mr. Hartmeier is an “independent director,” as defined under the applicable rules of the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market.  There are no arrangements or understandings between Mr. Hartmeier and any other person pursuant to which Mr. Hartmeier was selected as a director.  There are no transactions in which Mr. Hartmeier has an interest requiring disclosure under Item 404(a) of Regulation S-K.  Mr. Hartmeier will participate in the standard compensation arrangements for the Company’s non-employee directors, as disclosed in the Company’s most recent proxy statement, filed April 23, 2020, the description of which is incorporated herein by reference.

From September 2008 through July 2020, Mr. Hartmeier was the Group Head of Lodging, Gaming and Leisure Investment Banking at Barclays, a multinational investment bank and financial services company.  Prior to this, Mr. Hartmeier held group head positions in hospitality and gaming for Lehman Brothers and Credit Suisse First Boston.  Mr. Hartmeier currently serves on the board of directors at DiamondRock Hospitality Company, a self-advised real estate investment trust (since October 2020).  Mr. Hartmeier received his Master of Business Administration degree from Harvard Business School and a B.A. in Economics-Business from the University of California, Los Angeles (UCLA).  While at UCLA, he was awarded the Pacific-10 Conference Medal.  He is a Certified Public Accountant (non-practicing) and began his career as an auditor at Price Waterhouse.

Item 7.01   Regulation FD Disclosure.

A copy of the Company’s press release announcing the matters described in Item 5.02 of this report is attached hereto and furnished as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits
	No.	Description
	99.1	Press Release dated December 4, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: December 4, 2020	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer